SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 19, 2005

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

         Connecticut                 1-9583                 06-1185706
 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)

                113 King Street,
                Armonk, New York                        10504
    (Addresses of principal executive offices)        (Zip Code)

               Registrant's telephone number, including area code:
                                  914-273-4545

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01. OTHER EVENTS.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 - Other Events of Form 8-K.

On August 19, 2005, MBIA Inc. issued a press release announcing that it received a "Wells Notice" from the staff (the "Staff") of the U.S. Securities and Exchange Commission (the "SEC"). The Wells Notice indicates that the Staff is considering recommending that the SEC bring a civil injunctive action against the Company alleging violations of federal securities laws "arising from MBIA's action to retroactively reinsure losses it incurred from the AHERF bonds MBIA had guaranteed, including, but not limited to, its entering into excess of loss agreements and quota share agreements with three separate counterparties."

The Company is engaged in discussions with the Staff concerning the possible resolution of these charges. The Company is also engaged in preliminary discussions with the staffs of the New York Attorney General's Office and the New York State Insurance Department regarding the possible resolution of potential civil charges that the New York Attorney General's Office might bring in connection with the AHERF reinsurance transactions.

As previously disclosed, MBIA has been cooperating, and is continuing to cooperate fully with the investigations by the SEC, New York Attorney General's Office and the U.S. Attorney's Office for the Southern District of New York. The investigations are, however, ongoing, and the Company is continuing to provide information. The Company is unable to predict the outcome of the investigations or whether its current efforts to resolve them on a fair and appropriate basis will be successful.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 8.01 as if fully set forth herein.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1   Press Release issued by MBIA Inc. dated August 19, 2005.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MBIA INC.



                                             By: /s/ Ram D. Wertheim
                                                 -------------------------------
                                                 Ram D. Wertheim
                                                 General Counsel

Date: August 22, 2005



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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                              Dated August 19, 2005


Exhibit 99.1         Press Release issued by MBIA Inc. dated August 19, 2005.